                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 8, 2004

                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

Delaware                             0-21324                    06-1344888
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(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)

                 333 Ludlow Street, Stamford, Connecticut 06902
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 203-425-8000

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         (Former name or former address, if changed since last report.)

Item 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE.
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            On June 8, 2004,  NYFIX,  Inc. (the  "Company")  announced  that its common stock is scheduled to trade on the Nasdaq  National  Market  System under the symbol  "NYFX"  effective  with the open of business on  Wednesday,  June 9,
2004.  The text of a press release issued by the Company is furnished as Exhibit
99.1 and is incorporated herein by reference.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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(c)         Exhibits

            EXHIBIT NO.         EXHIBITS
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            99.1                Press release of NYFIX, Inc. dated June 8, 2004.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NYFIX, INC.

                                   By:    /s/ Brian Bellardo
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                                          Brian Bellardo
                                          Secretary
June 8, 2004